                                                                    EXHIBIT 99.2

                        JEFFERSON SAVINGS BANCORP, INC.
                        Regulatory Capital Requirements
                               December 31, 1996

Following are the actual and required capital amounts and ratios as of December 31, 1996 as previously reported:

                                                                                               Requirements under
                                                                                       prompt corrective action provisions
                                                                                 ------------------------------------------------
                                       Actual                  Requirements         Well capitalized      Adequately capitalized
                            -------------------------     ---------------------  --------------------    ------------------------
                              Amount           Ratio        Amount       Ratio     Amount      Ratio        Amount        Ratio
                            -----------        ------     -----------    ------  ------------  ------    ------------     -------

Tangible capital: (1)
  Jefferson Savings         $44,044,359         6.43%     $10,279,409     1.50%              NA                      NA
  First Federal              25,011,055         5.65%       6,639,071     1.50%              NA                      NA

Core capital: (1)
  Jefferson Savings          44,044,359         6.43%      20,558,818     3.00%   $34,264,697   5.00%     $27,411,758       4.00%
  First Federal              25,011,055         5.65%      13,278,141     3.00%    22,130,235   5.00%      17,704,188       4.00%

Risk-based capital: (2)
  Jefferson Savings          48,157,739        11.59%      33,229,271     8.00%    41,536,589  10.00%      33,229,271       8.00%
  First Federal              27,248,349         9.30%      23,436,003     8.00%    29,295,004  10.00%      23,436,003       8.00%

Tier I capital: (2)
  Jefferson Savings          44,044,359        10.60%                 NA           29,921,954   6.00%      16,614,636       4.00%
  First Federal              25,011,055         8.54%                 NA           17,577,002   6.00%      11,718,002       4.00%

Following are the actual and required amounts and ratios as of December 31, 1996 as restated:

                                                                                               Requirements under
                                                                                       prompt corrective action provisions
                                                                                 ------------------------------------------------
                                       Actual                  Requirements         Well capitalized      Adequately capitalized
                            -------------------------     ---------------------  --------------------    ------------------------
                              Amount           Ratio        Amount       Ratio     Amount      Ratio        Amount        Ratio
                            -----------        ------     -----------    ------  -----------   ------    -----------      -------

Tangible capital: (1)
  Jefferson Savings         $45,679,759         6.64%     $10,318,409     1.50%              NA                      NA
  First Federal              23,375,655         5.31%       6,607,595     1.50%              NA                      NA

Core capital: (1)
  Jefferson Savings          45,679,759         6.64%      20,636,818     3.00%  $34,394,697    5.00%    $27,515,758        4.00%
  First Federal              23,375,655         5.31%      13,215,189     3.00%   22,025,315    5.00%     17,620,252        4.00%

Risk-based capital: (2)
  Jefferson Savings          47,193,139        11.36%      33,229,271     8.00%   41,536,589   10.00%     33,229,271       8.00%
  First Federal              27,104,063         9.13%      23,760,823     8.00%   29,701,029   10.00%     23,760,823       8.00%

Tier I capital: (2)
  Jefferson Savings          45,679,759        11.00%                 NA          24,921,954    6.00%     16,614,636       4.00%
  First Federal              23,375,655         7.87%                 NA          17,820,617    6.00%     11,880,412       4.00%

(1) To adjust total assets
(2) To risk-weighted assets